                                  Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly  filing of Meier Worldwide  Intermedia  Inc., a
Nevada  corporation (the  "Company"),  on Form 10-QSB for the period ended July
31, 2003, as filed with the Securities and Exchange  Commission  (the "Report"),
I, James Meier,  Chief Executive  Officer of the Company,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

October 22, 2003

By:/s/ James Meier
   James Meier, President, CEO and Chief Accounting Officer